CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Statement [Abstract]
Revenue, net	$ 5,075	$ 8,813
Operating expenses:
Cost of revenue	3,867	5,602
Research and development	17,516	14,117
General and administrative	58,059	7,297
Sales and marketing	6,624	2,796
Total operating expenses	86,066	29,812
Loss from operations	(80,991)	(20,999)
Interest (expense) income, net	(34)	40
Loss on warrant liability	(4,927)
Gain on forgiveness of notes payable	4,394
Other income, net	51	34
Loss before provision for income taxes	(81,507)	(20,925)
Provision for income taxes	(1)	(1)
Net loss and comprehensive loss	(81,508)	(20,926)
Net loss attributable to common stockholders	$ (81,508)	$ (20,926)
Net loss per share attributable to common stockholders:
Basic and diluted	$ (0.72)	$ (0.21)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	113,184,357	100,114,664